United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF

THE SECURITIES EXCHANGE ACT OF 1934

Filed by Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

MILL CITY VENTURES III, LTD.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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MILL CITY VENTURES III, LTD.

December ___, 2022

Dear Shareholder:

You are cordially invited to attend a special meeting of shareholders of Mill City Ventures III, Ltd., a Minnesota corporation (which we refer to as “we,” “us,” “our,” or the “Company”), to be held at the Company’s principal offices at 1907 Wayzata Boulevard, Suite 205, Wayzata, MN 55391, at 8:00 a.m. local time, on Friday, January 6, 2023.

At the special meeting, you will be asked to consider and vote upon a proposal to approve our 2022 Stock Incentive Plan, and to transact such other business as may properly come before the meeting or at any continuation, postponement or adjournment thereof. The accompanying Notice of Special Meeting of Shareholders and Proxy Statement describe these matters in more detail. We urge you to read this information carefully.

The Board of Directors recommends a vote FOR the approval of our 2022 Stock Incentive Plan.

Whether or not you attend the special meeting in person, and regardless of the number of shares of the Company that you own, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to vote your shares of common stock via the Internet or by promptly marking, dating, signing, and returning the proxy card via mail or fax. Voting over the Internet, or by written proxy, will ensure that your shares are represented at the meeting.

On behalf of the Board of Directors of Mill City Ventures, III, Ltd., we thank you for your participation.

/s/ Douglas M. Polinsky

I

MILL CITY VENTURES III, LTD.

1907 Wayzata Boulevard, Suite 205

Wayzata, MN 55301

(952) 479-1920

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JANUARY 6, 2023

A special meeting of the shareholders of Mill City Ventures III, Ltd., a Minnesota corporation (which we refer to as “we,” “us,” “our,” or the “Company”), will be held on Friday, January 6, 2023, at 8:00 a.m. local time, at the principal offices of the Company located at 1907 Wayzata Boulevard, Suite 205, Wayzata, MN 55391. We will consider and act on the following items of business at the special meeting:

1.	To approve our 2022 Stock Incentive Plan; and

2.	To transact such other business as may properly come before the special meeting or at any continuation, postponement or adjournment thereof.

The Proxy Statement accompanying this Notice describes these items of business in detail. Only shareholders of record at the close of business on December 15, 2022, are entitled to notice of, to attend, and to vote at, the special meeting or any continuation, postponement or adjournment thereof.

To ensure your representation at the special meeting, you are urged to vote your shares of common stock via the Internet or by promptly marking, dating, signing, and returning the proxy card via mail or fax. Voting instructions are printed on your proxy card and included in the accompanying Proxy Statement. Any stockholder attending the special meeting may vote in person even if he or she previously submitted a proxy. If your shares of common stock are held by a bank, broker or other agent, please follow the instructions from your bank, broker or other agent to have your shares voted.

/s/ Douglas M. Polinsky

Minneapolis, MN

December ____, 2022

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APPENDIX A – 2022 STOCK INCENTIVE PLAN

PROXY CARD

III

MILL CITY VENTURES III, LTD.

1907 Wayzata Boulevard, Suite 205

Wayzata, MN 55301

(952) 479-1920

PROXY STATEMENT

FOR SPECIAL MEETING OF SHAREHOLDERS

To be held on January 6, 2023

INFORMATION ABOUT THE SPECIAL MEETING

General

Your proxy is solicited on behalf of the Board of Directors (which we refer to as our “Board”) of Mill City Ventures III, Ltd., a Minnesota corporation (which we refer to as “we,” “us,” “our,” or the “Company”), for use at a special meeting of shareholders to be held on Friday, January 6, 2023, at 8:00 a.m. local time, at the Company’s principal offices located at 1907 Wayzata Boulevard, Suite 205, Wayzata, MN 55391, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this Proxy Statement and in the accompanying Notice of Special Meeting. Proxies are solicited to give all shareholders of record an opportunity to vote on matters properly presented at the special meeting.

We intend to mail this Proxy Statement, the proxy card and the Notice of Special Meeting on or about December 20, 2022, to all shareholders of record entitled to vote at the special meeting.

Who Can Vote, Outstanding Shares

Record holders of our common stock as of the close of business on December 15, 2022, the record date for the special meeting, are entitled to vote at the meeting on all matters to be voted upon. As of the record date, there were 6,185,255 shares of our common stock outstanding, each entitled to one vote.

Voting of Shares

You may vote by attending the special meeting and voting in person or you may vote by submitting a proxy. The method of voting by proxy differs for shares held as a record holder and shares held in “street name.”

If you hold your shares of common stock in street name, which means that your shares are held of record by a broker, bank or other nominee, you will receive the notice from your broker, bank or other nominee that includes instructions on how to vote your shares.

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If you are a shareholder of record, you may vote your shares as follows:

•	To vote in person, come to the special meeting and we will give you a ballot when you arrive.

•

To vote through the Internet, go to http://www.pacificstocktransfer.com/proxy to complete an electronic proxy card. You will be asked to provide the company number and control number from the proxy card delivered to you. Your Internet vote must be received by 11:59 p.m., Eastern Time on January 5, 2023 to be counted.

•

To vote using the proxy card delivered to you, simply complete, sign, and date the proxy card and return it promptly in the envelope provided or fax it to (___) ____-_____. If you return your signed proxy card to us so that we receive it before the meeting, we will vote your shares as you direct.

YOUR VOTE IS VERY IMPORTANT. You should submit your proxy even if you plan to attend the special meeting. If you properly give your proxy and submit it to us in time to vote, one of the individuals named as your proxy will vote your shares as you have directed. Any shareholder attending the special meeting may vote in person even if he or she previously submitted a proxy.

All shares entitled to vote and represented by properly submitted proxies (including those submitted electronically and in writing) received before the polls are closed at the meeting, and not revoked or superseded, will be voted at the meeting in accordance with the instructions indicated on those proxies. If no direction is indicated on a proxy, your shares will be voted FOR approval of our 2022 Stock Incentive Plan.  With respect to any other matter that properly comes before the meeting or any continuation, postponement or adjournment thereof, the proxyholders will vote as recommended by our Board, or if no recommendation is given, in their own discretion.

Revocation of Proxy

If you are a shareholder of record, you may revoke your proxy at any time before your proxy is voted at the special meeting by taking any of the following actions:

•	delivering to our corporate secretary a signed written notice of revocation, bearing a date later than the date of the proxy, stating that the proxy is revoked;
•	signing and delivering a new proxy card, relating to the same shares and bearing a later date than the original proxy card;
•	submitting another proxy over the Internet (your latest Internet voting instructions are followed); or
•	attending the special meeting and voting in person, although attendance at the special meeting will not, by itself, revoke a proxy.

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Written notices of revocation and other communications with respect to the revocation of Company proxies should be addressed to:

Mill City Ventures III, Ltd.

1907 Wayzata Boulevard, Suite 205

Wayzata, MN 55391

Attention: Corporate Secretary

If your shares are held in “street name,” you may change your vote by submitting new voting instructions to your broker, bank or other nominee. You must contact your broker, bank or other nominee to find out how to do so. See below regarding how to vote in person if your shares are held in street name.

Voting in Person

If you plan to attend the special meeting and wish to vote in person, you will be given a ballot at the meeting. Please note, however, that if your shares are held in “street name,” which means your shares are held of record by a broker, bank or other nominee, and you wish to vote at the special meeting, you must bring to the special meeting a legal proxy from the record holder of the shares, which is the broker or other nominee, authorizing you to vote at the special meeting.

Shareholders who wish to attend the special meeting will be required to present verification of ownership of our common stock, such as a bank or brokerage firm account statement, and will be required to present a valid government-issued picture identification, such as a driver’s license or passport, to gain admittance to the meeting. No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the meeting.

Quorum and Votes Required

The inspector of elections appointed for the special meeting will tabulate votes cast by proxy or in person at the meeting. The inspector of elections will also determine whether a quorum is present. In order to constitute a quorum for the conduct of business at the special meeting, a majority in voting power of all of the shares of stock entitled to vote at the special meeting must be present in person or represented by proxy at the meeting. Shares that abstain from voting on any proposal, or that are represented by broker non-votes (as discussed below), will be treated as shares that are present and entitled to vote at the special meeting for purposes of determining whether a quorum is present.

A broker non-vote occurs when a broker, bank or other agent holding shares for a beneficial owner has not received instructions from the beneficial owner and does not have discretionary authority to vote the shares for certain non-routine matters. Shares represented by proxies that reflect a broker non-vote will be counted for purposes of determining the presence of a quorum. The approval of our 2022 Stock Incentive Plan (Proposal 1), is considered a non-routine matter. Accordingly, any broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

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Approval of our 2022 Stock Incentive Plan. The affirmative vote of the holders of a majority of the votes cast and entitled to vote at the special meeting is required for the approval of our 2022 Stock Incentive Plan. In the event of any broker non-votes or abstentions in connection with this proposal, such broker non-votes and abstentions will be counted as not present and these shares will be deducted from the total shares of which a majority is required.

Other Business. We will also consider any other business that properly comes before the special meeting, or any adjournment or postponement thereof. As of the record date, we are not aware of any other matters to be submitted for consideration at the special meeting. If any other matters are properly brought before the meeting, the persons named on the enclosed proxy card will vote the shares as recommended by our Board, or if no recommendation is given, in their own discretion.

Solicitation of Proxies

Our Board is soliciting proxies for the special meeting from our shareholders. We will bear the entire cost of soliciting proxies from our shareholders. In addition to the solicitation of proxies by delivery of this Proxy Statement by mail, we will request that brokers, banks and other nominees that hold shares of our common stock, which are beneficially owned by our stockholders, send proxies and proxy materials to those beneficial owners and secure those beneficial owners’ voting instructions. We will reimburse those record holders for their reasonable expenses. We do not intend to hire a proxy solicitor to assist in the solicitation of proxies. We may use several of our regular employees, who will not be specially compensated, to solicit proxies from our shareholders, either personally or by Internet, facsimile or special delivery letter.  We estimate our total costs and reimbursements described herein will not exceed $20,000.

Shareholder List

A list of shareholders eligible to vote at the special meeting will be available for inspection, for any purpose germane to the meeting, at the principal office of the Company during regular business hours for a period of no less than ten days prior to the meeting.

Forward-Looking Statements

This Proxy Statement contains “forward-looking statements” (as defined in the Private Securities Litigation Reform Act of 1995). These statements are based on our current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken by us. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those mentioned in the risk factors in our most recent Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q, and our Current Reports on Form 8-K.

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PROPOSAL NO. 1

AUTHORIZE AND APPROVE OUR 2022 STOCK INCENTIVE PLAN

Introduction

Rule 5635(c) of the Nasdaq Listing Rules requires shareholder approval for the establishment or material amendment of any equity compensation arrangement, with limited exceptions. We are seeking the approval of our shareholders in accordance with Rule 5635(c) of the Nasdaq Listing Rules for the establishment of our 2022 Stock Incentive Plan (the “Plan”). Our Board has approved the Plan and recommends the approval of the Plan by our shareholders.

Our Board believes that it is advisable to adopt the Plan in order to compensate employees, officers and directors upon whose judgment, initiative and effort we depend. Furthermore, the issuance of common shares and stock options to eligible participants under the Plan is designed to align the interests of such participants with those of our shareholders.

The Plan provides for the issuance of up to 900,000 shares of common stock, or approximately 14.5% of the 6,185,255 shares of common stock outstanding on December 15, 2022. The major features of the Plan are summarized below. This summary is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached to this Proxy Statement as Appendix A.

Board Recommendation

OUR BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF OUR 2022 STOCK INCENTIVE PLAN

Interest of Certain Persons in Matters to Be Acted Upon

Coincident with our Board’s adoption of the Plan, the Compensation Committee of the Board granted our officers and directors non-statutory stock options to purchase an aggregate of up to 800,000 shares of our common stock, exercisable at $2.12 per share, which was the closing price per share of the Company’s common stock on the date of grant, November 23, 2022.  The options expire on November 22, 2032.

The options were granted under, and are subject to the terms and conditions of, the Plan.  Nevertheless, as required by the rules and guidelines of the Nasdaq Stock Market, the options may not be exercised until such time, if ever, as the 2022 Stock Incentive Plan is approved by the shareholders of the Company.  If the shareholders do not approve this proposal, both the Plan and these option grants will be null and void.

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In particular, Messrs. Douglas M. Polinsky and Joseph A. Geraci each received non-statutory stock options for the purchase of up to 250,000 shares of common stock, and Messrs. Lyle A. Berman, Howard P. Liszt and Laurence S. Zipkin each received non-statutory stock options for the purchase of up to 100,000 shares of common stock.

The income tax consequences to the Company, and to the recipients, resulting from these grants, and from any future exercise of the options, are summarized below under “U.S. Income Tax Consequences - Non-Statutory Stock Options.”

Other than as a result of their right to participate in the 2012 Plan, no other person who is a director, officer or employee of the Company, or any of their associates, has any substantial interest in this proposal.

General Description

The Plan is intended to advance the interests of the company and our stockholders by enabling us to attract and retain qualified individuals through opportunities for equity participation, and to reward those individuals who contribute to the achievement of our economic objectives. The Plan allows us to award eligible recipients incentive awards, consisting of:

•	options to purchase shares of our common stock, which may be “incentive options” that qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code;
•	“non-statutory stock options” that do not qualify as incentive stock options;
•	“restricted stock awards,” which are shares of common stock that are subject to certain forfeiture and transferability restrictions;
•	“restricted stock units,” which are contractual obligations to issue shares of common stock to participants once vesting criteria are satisfied; and
•

“performance stock awards,” which are shares of common stock (or a cash payment in lieu thereof) that may be subject to the future achievement of certain performance criteria or be free of any performance or vesting.

All of our employees and any subsidiary employees, including officers and directors who are also employees, as well as all of our non-employee directors and our non-employee consultants, advisors and other persons who provide services to us will be eligible to receive incentive awards under the Plan.

Shares that are issued under the Plan or that are subject to outstanding incentive awards reduce the number of shares remaining available under the Plan. Any shares subject to an incentive award that lapses, expires, is forfeited, terminates unexercised or unvested, or is settled or paid in cash or other consideration will automatically again become available for issuance under the Plan.

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If the exercise price of any option or any associated tax withholding obligations are paid by a participant’s tender or attestation as to ownership of shares (as described below), or if tax withholding obligations are satisfied by the Company withholding shares otherwise issuable upon exercise of an option, then only the net number of shares issued will reduce the number of shares remaining available under the Plan.

In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other similar change in the corporate structure or shares of the Company, appropriate adjustment will be made to:

•	the number and kind of securities available for issuance under the Plan;
•	the limits on the numbers of shares that may be granted to a participant within any fiscal year or that may be granted as restricted stock awards under the Plan; and
•	in order to prevent dilution or enlargement of the rights of participants, the number, kind and, where applicable, the exercise price of securities subject to outstanding incentive awards.

Administration

The Plan will be administered by our Compensation Committee, which we refer to hereinafter simply as “Committee.”

The Committee has the authority to determine all necessary or desirable provisions of incentive awards, including the eligible recipients who will be granted one or more incentive awards under the Plan, the nature and extent of the incentive awards to be made to each participant, the time or times when incentive awards will be granted, the duration of each incentive award, and payment or vesting restrictions and other conditions. The Committee has the authority to amend or modify the terms of outstanding incentive awards (including any “repricing” of options) so long as the amended or modified terms are permitted under the Plan and any affected participant has consented to the amendment or modification.

The Plan became effective on November 23, 2022 (subject to approval of our shareholders pursuant to this proposal) and, unless terminated earlier, the Plan will terminate at midnight on November 22, 2032. Incentive awards outstanding at the time the Plan is terminated may continue to be exercised, or become free of restriction, according to their terms. The Board may suspend or terminate the Plan or any portion of the Plan at any time, and may amend the Plan from time to time to conform incentive awards to any change in applicable laws or regulations or in any other respect that the board may deem to be in our best interests. Nevertheless, no amendments to the Plan will be effective without shareholder approval if such approval is required under Section 422 of the Internal Revenue Code or Nasdaq Listing Rules (or any other applicable laws, regulations or self-regulatory organization rules).

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Termination, suspension or amendment of the Plan will not adversely affect any outstanding incentive award without the consent of the affected participant, except for adjustments in the event of changes in capitalization or a “change in control,” discussed below.

In general, no right or interest in any incentive award may be assigned or transferred by a participant, except by will or the laws of descent and distribution, or subjected to any lien or encumbrance. The Committee may, however, permit a participant to transfer of all or a portion of a non-statutory stock option, other than for value, to certain family members or related family trusts, foundations or partnerships. Any permitted transferee of a non-statutory stock option will remain subject to all the terms and conditions of the incentive award applicable to the participant.

Options

The exercise price of an incentive stock option may not be less than 100% of the fair market value of a share of our common stock on the option grant date (or 110% if the participant beneficially owns more than 10% of our outstanding stock). Under the Plan, “fair market value” means the average of the reported high and low sale prices of a share of our common stock during the regular daily trading session on the Nasdaq Stock Market.

In general, the Plan requires a participant to pay an option’s exercise price in cash. The Committee may, however, allow exercise payments to be made, in whole or in part, by delivery of a broker exercise notice (pursuant to which a broker or dealer is irrevocably instructed to sell enough shares or lend the optionee enough money to pay the exercise price and to remit such sums to the Company), by tender or attestation as to ownership of shares of common stock that have been held for the period of time necessary to avoid a charge to the Company’s earnings for financial reporting purposes and that are otherwise acceptable to the Committee, or by a combination of such methods. Any shares of common stock tendered or covered by an attestation will be valued at their fair market value on the exercise date.

The aggregate fair market value of shares of common stock with respect to which incentive stock options may become exercisable by a participant for the first time during any calendar year (and under all “incentive stock option” plans of the Company or any subsidiary) may not exceed $100,000. Any incentive stock options in excess of this amount will be treated as non-statutory stock options. Options may be exercised in whole or in installments, as determined by the Committee, and the Committee may impose conditions or restrictions to the exercisability of an option, including that the participant remain continuously employed by the Company or a subsidiary for a certain period. An option may not remain exercisable after 10 years from its date of grant (or five years from its date of grant if the participant beneficially owns more than 10% of our outstanding stock).

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Restricted Stock Awards

A restricted stock award is an award of common stock vesting at such times and in such installments as may be determined by the Committee and that, until it vests, is subject to restrictions on transferability and the possibility of forfeiture. Restricted stock awards may be subject to any restrictions or vesting conditions that the Committee deems appropriate, including that the participant remain continuously employed by the Company or a subsidiary for a certain period.

Unless the Committee determines otherwise, any dividends (other than regular quarterly cash dividends) or distributions paid with respect to shares of common stock subject to the unvested portion of a restricted stock award will be subject to the same restrictions as the shares to which such dividends or distributions relate. Holders of restricted stock awards will have the same voting rights as holders of unrestricted common stock.

Restricted Stock Units

A restricted stock unit is an award that represents a promise to issue to the participant shares of common stock once certain criteria specified in the award are satisfied. The criteria may be that the participant remain employed until a specified date or dates or that various performance objectives are satisfied. No stock ownership rights are conferred upon the participant until the restricted stock unit awards are settled upon the satisfaction of the specified criteria.

Performance Awards

The Plan permits the grant of performance-based stock and cash awards. The Committee may structure awards so that the stock or cash will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period.  The Committee may establish performance goals in its discretion.

Change in Control of the Company

In the event a “change in control” of the Company occurs, then, if approved by the Committee (either at the time of the grant of the incentive award or at any time thereafter):

•	outstanding options that may become immediately exercisable in full and will remain exercisable in accordance with their terms,
•	outstanding restricted stock awards and restricted stock units may become immediately fully vested and non-forfeitable; and
•	any conditions to the issuance of cash or shares of common stock pursuant to performance awards may lapse.

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The Committee may also determine that some or all participants holding outstanding options will receive shares or a cash payment equal to the excess of the fair market value of the option shares immediately prior to the effective date of the change in control over the exercise price per share of the options (or, in the event that there is no excess, that such options will be terminated).

For purposes of the Plan a “change in control” of the Company generally occurs if:

•	all or substantially all of our assets are sold, leased, exchanged or transferred to any successor;
•	our shareholders approve any plan or proposal to liquidate or dissolve the Company;
•

a person previously unaffiliated with our Company, other than a bona fide underwriter in a securities offering, becomes the beneficial owner of 25% or more, but not 50% or more, of our outstanding securities ordinarily having the right to vote at elections of directors, unless the transaction has been approved in advance by “continuity directors,” who are members of our Board at the time of the special meeting or whose nomination for election meets certain approval requirements related to continuity with our current Board;

•

we are a party to a merger or consolidation that results in our shareholders beneficially owning securities representing: (i) 50% or more, but less than 80%, of the combined voting power ordinarily having the right to vote at elections of directors of the surviving corporation, unless such merger was approved by our continuity directors; or (ii) less than 50% of the combined voting power ordinarily having the right to vote at elections of directors of the surviving corporation (regardless of any approval by the continuity directors); or

•	the continuity directors cease to constitute at least a majority of our Board.

Effect of Termination of Employment or Other Service

If a participant ceases to be employed by (or provide services to) the Company and all subsidiaries, then all of the participant’s incentive awards will terminate as set forth below (unless modified by the Committee in its discretion as described below).

Upon termination due to death or disability, all outstanding options then held by the participant will, to the extent exercisable as of such termination, remain exercisable for a period of six months after such termination (but in no event after the expiration date of any such option), all restricted stock awards then held by the participant that have not vested as of such termination will be terminated and forfeited; and outstanding performance awards then held by the participant that have not vested as of such termination will be terminated and forfeited.

Upon termination for any reason other than death or disability (including retirement), all outstanding options will remain exercisable to the extent exercisable as of such termination for a period of three months thereafter (but in no event after the expiration date of any such option), and all unvested restricted stock awards and performance awards will be terminated. Nevertheless, if a participant’s termination is due to “cause,” as defined in the Plan, then all rights of the participant under the Plan and any award agreements will immediately terminate without notice of any kind.

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In connection with a participant’s termination, the Committee may cause the participant’s options to become or continue to become exercisable and restricted stock awards and performance awards to vest, continue to vest, or become free of restrictions.

New Plan Benefits

The table below discloses the amounts that will be received by each of the following under the Plan being acted upon, based on the option grants already made by the Committee, as disclosed throughout this Proxy Statement:

2022 Stock Incentive Plan
Name and position	Number of Units (option shares)
Douglas M. Polinsky, Chief Executive Officer	250,000
Joseph A. Geraci, Chief Financial Officer	250,000
Lyle A. Berman, Director	100,000
Howard P. Liszt, Director	100,000
Laurence S. Zipkin, Director	100,000
Executive Group	500,000
Non-Executive Director Group	300,000
Non-Executive Officer Employee Group	0

Other than as disclosed in the table above, the grant of awards under the Plan is discretionary and neither the number of shares subject to awards nor the types of awards under the Plan to any particular eligible recipient(s) or group(s) of eligible recipients is presently determinable.

U.S. Income Tax Consequences

The following description of the federal income tax consequences under the laws of the United States is based on current statutes, regulations and interpretations, all of which are subject to change, possibly with retroactive effect. The description does not include state or local income tax consequences. In addition, the description is not intended to address specific tax consequences applicable to an individual participant who receives an incentive award.

Incentive Stock Options. There will not be any federal income tax consequences to either the participant or the Company as a result of the grant of an incentive option under the Plan.

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A participant’s exercise of an incentive option also will not result in any federal income tax consequences to the Company or the participant, except that (i) an amount equal to the excess of the fair market value of the shares acquired upon exercise of the incentive option, determined at the time of exercise, over the amount paid for the shares by the participant will be includable in the participant’s alternative minimum taxable income for purposes of the alternative minimum tax, and (ii) the participant may be subject to an additional excise tax if any amounts are treated as excess parachute payments (as discussed below). Special rules will apply if previously acquired shares of common stock are permitted to be tendered or attested to in payment of an option exercise price.

If a participant disposes of the shares acquired upon exercise of the incentive option, the federal income tax consequences will depend upon how long the participant held the shares. If the participant held the shares for at least two years after the date of grant and at least one year after the date of exercise (the “holding period requirements”), then the participant will recognize a long-term capital gain or loss. The amount of the long-term capital gain or loss will be equal to the difference between (i) the amount the participant realized on disposition of the shares, and (ii) the option price at which the participant acquired the shares. The Company is not entitled to any compensation expense deduction under these circumstances.

If the participant does not satisfy both of the above holding period requirements (a “disqualifying disposition”), then the participant will be required to report as ordinary income, in the year the participant disposes of the shares, the amount by which the lesser of (i) the fair market value of the shares at the time of exercise of the incentive option or (ii) the amount realized on the disposition of the shares, exceeds the option price for the shares. The Company will be entitled to a compensation expense deduction in an amount equal to the ordinary income includable in the taxable income of the participant. This compensation income may be subject to withholding. The remainder of the gain recognized on the disposition, if any, or any loss recognized on the disposition, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

Non-Statutory Stock Options. Neither the participant nor the Company incurs any federal income tax consequences as a result of the grant of a non-statutory option. Upon exercise of a non-statutory option, a participant will recognize ordinary income, subject to withholding, on the date of exercise in an amount equal to the difference between (i) the fair market value of the shares purchased, determined on the date of exercise, and (ii) the consideration paid for the shares. The participant may be subject to an additional excise tax if any amounts are treated as excess parachute payments (see explanation below). Special rules will apply if previously acquired shares of common stock are permitted to be tendered in payment of an option exercise price.

At the time of a subsequent sale or disposition of any shares of common stock obtained upon exercise of a non-statutory option, any gain or loss will be a capital gain or loss. The capital gain or loss will be long-term or short-term capital gain or loss, depending on the holding period.

In general, the Company will be entitled to a compensation expense deduction in connection with the exercise of a non-statutory option for any amounts includable in the taxable income of the participant as ordinary income, provided the Company complies with any applicable withholding requirements.

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Restricted Stock Awards. With respect to shares issued pursuant to a restricted stock award that are subject to a substantial risk of forfeiture, a participant may file an election under Section 83(b) of the Code within 30 days after the shares are transferred to include as ordinary income in the year of transfer an amount equal to the fair market value of the shares received on the date of transfer (determined as if the shares were not subject to any risk of forfeiture). The Company will receive a corresponding tax deduction, provided that proper withholding is made. If a Section 83(b) election is made, the participant will not recognize any additional income when the restrictions on the shares issued in connection with the stock award lapse. At the time any such shares are sold or disposed of, any gain or loss will be treated as long-term or short-term capital gain or loss, depending on the holding period from the date of receipt of the restricted stock award.

A participant who does not make a Section 83(b) election within 30 days of the transfer of a restricted stock award that is subject to a substantial risk of forfeiture will recognize ordinary income at the time of the lapse of the restrictions in an amount equal to the then fair market value of the shares, less any amount paid for the shares. The Company will receive a corresponding tax deduction, provided that proper withholding is made. At the time of a subsequent sale or disposition of any shares of common stock issued in connection with a restricted stock award as to which the restrictions have lapsed, any gain or loss will be treated as long- term or short-term capital gain or loss, depending on the holding period from the date the restrictions lapse.

Restricted Stock Units. At the time of settlement of a restricted stock unit award, when shares of common stock are transferred to the participant, the participant will recognize ordinary taxable income equal to the fair market value of the shares on the date of transfer. The Company will be entitled to a compensation expense deduction in the year of transfer of the shares in an amount equal to the amount recognized by the participant as taxable income.

Performance Awards. The participant recognizes ordinary taxable income in the year in which a performance award is paid. The amount of taxable income is equal to the amount of cash paid to the participant or the fair market value of any shares of common stock transferred to the participant. The Company will be entitled to a compensation expense deduction in the year of transfer of the shares in an amount equal to the amount recognized by the participant as taxable income.

Excise Tax on Parachute Payments. The Code imposes a 20% excise tax on the recipient of “excess parachute payments,” as defined in the Code, and denies tax deductibility to the Company on excess parachute payments. Generally, parachute payments are payments in the nature of compensation to employees of a company who are officers, shareholders, or highly compensated individuals, which payments are contingent upon a change in ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company. For example, acceleration of the exercisability of options or the vesting of restricted stock awards upon a change in control of the Company may constitute parachute payments, and in certain cases, “excess parachute payments.” Excess parachute payments are generally parachute payments equal to or exceeding the recipient’s average compensation from the Company over the preceding five years.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of November 30, 2022, with respect to any person (including any “group,” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who is known to us to be the beneficial owner of more than 5% of any class of our voting securities, and as to those shares of our equity securities beneficially owned by each of our directors and executive officers and all of our directors and executive officers as a group.  As of November 30, 2022, we had 6,185,255 shares of common stock outstanding.

Unless otherwise indicated in the table or its footnotes, the business address of each of the following persons or entities is 1907 Wayzata Blvd., Suite 205, Wayzata, Minnesota 55391, and each such person or entity has sole voting and investment power with respect to the shares of common stock set forth opposite their respective name.

Unless otherwise specified in the table below, such information, other than information with respect to our directors and executive officers, is based on a review of statements filed with the SEC pursuant to Sections 13 (d), 13 (f), and 13 (g) of the Securities Exchange Act with respect to our common stock.

The number of shares of common stock beneficially owned by each person is determined under the rules of the Commission and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which such person has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after the date hereof, through the exercise of any stock option, warrant or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

The following table lists, as at the date hereof, the number of shares of our common stock that are beneficially owned by (i) each person or entity known to our Company to be the beneficial owner of more than 5% of the outstanding common stock; (ii) each officer and director of our Company; and (iii) all officers and directors as a group.

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Holder	Common Shares Beneficially Owned	Percentage of Common Shares Beneficially Owned
Douglas M. Polinsky (1)	422,528	6.83%
Joseph A. Geraci, II (2)	462,724	7.48%
Howard P. Liszt (3)	25,434	*
Lyle A. Berman (4)	215,556	3.48%
Laurence S. Zipkin (5)	56,737	*
All current directors and officers as a group (6)	1,054,064	17.07%
Neal Linnihan SEP/IRA	1,111,112	17.96%
Scott and Elizabeth Zbikowski (7)	534,445	8.64%
Davis Bester	444,445	7.19%
Patrick Kinney (8)	414,750	6.70%

* less than one percent

(1)

Mr. Polinsky is our Chairman and Chief Executive Officer. Figure includes 128,914 shares of common stock held by Lantern Advisers, LLC, a Minnesota limited liability company co-owned by Messrs. Polinsky and Geraci; 234,980 shares of common stock held individually and directly by Mr. Polinsky; 30,850 shares of common stock held by or on behalf of Great North Capital Corp.; and 5,657 shares of common stock Mr. Polinsky holds as a custodian for his children (beneficial ownership of which Mr. Polinsky disclaims). The reported figures does not include a presently un-exercisable non-statutory stock option for the purchase of up to 250,000 shares of common stock. The exercisability of this option is contingent upon shareholders approving the 2022 Stock Incentive Plan at the special meeting to which this Proxy Statement relates.

(2)

Mr. Geraci is a director our company and our Chief Financial Officer. Figure includes 128,914 shares of common stock held by Lantern Advisers, LLC, a Minnesota limited liability company co-owned by Messrs. Geraci and Polinsky; 311,334 shares of common stock held individually and directly by Mr. Geraci; 7,677 shares of common stock held individually by Mr. Geraci’s spouse, and 445 shares of common stock held by Mr. Geraci’s minor child. The reported figures does not include a presently un-exercisable non-statutory stock option for the purchase of up to 250,000 shares of common stock. The exercisability of this option is contingent upon shareholders approving the 2022 Stock Incentive Plan at the special meeting to which this Proxy Statement relates.

(3)

Mr. Liszt is a director of our Company. The reported figures does not include a presently un-exercisable non-statutory stock option for the purchase of up to 100,000 shares of common stock. The exercisability of this option is contingent upon shareholders approving the 2022 Stock Incentive Plan at the special meeting to which this Proxy Statement relates.

(4)

Mr. Berman is a director of our Company. The reported figures does not include a presently un-exercisable non-statutory stock option for the purchase of up to 100,000 shares of common stock. The exercisability of this option is contingent upon shareholders approving the 2022 Stock Incentive Plan at the special meeting to which this Proxy Statement relates.

(5)

Mr. Zipkin is a director of our Company. The reported figures does not include a presently un-exercisable non-statutory stock option for the purchase of up to 100,000 shares of common stock. The exercisability of this option is contingent upon shareholders approving the 2022 Stock Incentive Plan at the special meeting to which this Proxy Statement relates.

(6)	Consists of Messrs. Polinsky, Geraci, Liszt, Berman and Zipkin.
(7)	Based upon a Schedule 13G filed by Mr. and Mrs. Zbikowski, and subsequent transactions of which the Company is aware.
(8)

Based upon a Schedule 13G filed by Mr. Kinney on March 19, 2013, Mr. Kinney may be deemed to be the beneficial owner of 414,750 shares of common stock, which includes 1,618 shares of common stock that are held in custodial accounts for the benefit of his grandchildren.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes information concerning the compensation awarded to, earned by, or paid to, our Chief Executive Officer (Principal Executive Officer) and our Chief Financial Officer (Principal Financial Officer) during fiscal years 2021 and 2020 (collectively, the “Named Executive Officers”).

			Cash	Stock	All Other
Name and Principal Position	Year	Salary	Bonus	Awards	Compensation	Total
Douglas M. Polinsky,	2021	$100,000	$100,000	$—	$34,984	$234,984
Chief Executive Officer	2020	$50,000	$-	$30,500	$31,845	$112,345
Joseph A. Geraci, II,	2021	$150,000	$100,000	$—	$41,197	$291,197
Chief Executive Officer	2020	$100,000	$-	$30,500	$37,918	$168,418

* includes additional compensation of payment of health insurance premiums and 401(k) matching contributions under the employment retirement program.

(1)	Mr. Polinsky has served as the Company’s Principal Executive Officer and as Chairman of the Board of Directors since 2006 and has an address at 1907 Wayzata Boulevard, Suite 205, Wayzata, MN 55391.
(2)	Mr. Geraci has served as the Company’s Chief Financial Officer since founding the Company and has an address at 1907 Wayzata Boulevard, Suite 205, Wayzata, MN 55391.
(3)

Stock awards made in 2020 and reflected in this column were made as grants of restricted stock with an estimated grant date fair value as set forth in the table. For each of Messrs. Polinsky and Geraci, the restricted stock grants comprised 50,000 shares of our common stock.

(4)

The share-based awards in the “Stock Awards” column represent the grant date fair value of stock awards issued to officers and executives and was determined in accordance with ASC Topic 718. We expect to effect a reverse stock split of our common stock at an assumed 1-for-2.25 effective August 9, 2022. Share information in the above compensation table is historical and does not reflect our reverse stock split effective August 9, 2022.

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Outstanding Equity Awards at Fiscal Year-End

We had no outstanding options, warrants, unvested stock awards or equity incentive plan awards as of December 31, 2021, held by any named executive. As of the date of this Proxy Statement, however, we have an aggregate of 28,889 shares of restricted stock issued in April 2022 to our directors and subject to forfeiture through January 24, 2023.  In addition, on November 23, 2022, and coincident with the Board’s adoption of the 2022 Stock Incentive Plan, the Board issued non-statutory stock options to our directors and officers in the aggregate amount of 800,000 shares of common stock.  By their terms, these options are not exercisable unless and until the 2022 Stock Incentive Plan is approved by our shareholders.

Director Compensation

The following table sets forth director compensation for the year ended December 31, 2021:

Name	Year	Compensation	Total
Douglas M. Polinsky	2021	$0	$0
Joseph A. Geraci, II	2021	$0	$0
Lyle A. Berman	2021	$40,000	$40,000
Howard P. Liszt	2021	$40,000	$40,000
Laurence S. Zipkin	2021	$40,000	$40,000

Securities Authorized for Issuance Under Equity Compensation Plans

As of December 31, 2021, we had no outstanding options, warrants or other rights to purchase any equity securities of the Company under any equity compensation plan or “individual compensation arrangement,” as defined in Item 201 of Regulation S-K.  As of the date of this Proxy Statement, however, our Board reserved 900,000 shares of common stock for issuance under the 2022 Stock Incentive Plan, subject to the approval of our shareholders at the special meeting to which this Proxy Statement relates.  Our common stock is listed for trading on the Nasdaq Capital Market, and therefore is subject to that stock exchange’s rules.  These rules require us to obtain the approval of our shareholders prior to adopting any equity compensation plans or modifying such plans, and prior to issuance any equity compensation to our officers and directors outside of an equity compensation plan that has been approved by our shareholders.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Our Board of Directors has adopted a policy to require our disclosure of instances in our periodic filings with the SEC. Our related-party transactions requiring disclosure under this policy are as follows:

•

On August 10, 2018, we entered into a loan transaction with Elizabeth Zbikowski who, along with her husband Scott Zbikowski, owned and continues to own approximately 1,765,000 shares of our common stock. In the transaction, we obtained a two-year promissory note in the principal amount of $250,000, which was subsequently amended such that the note presently matures in August 2022. The promissory note bears interest payable monthly at the rate of 10% per annum. The note is secured by the debtors' pledge to us of 625,000 shares of our common stock. The pledged shares are held in physical custody for us by Millennium Trust Company, as custodial agent.

•

On January 3, 2022, we entered into a Loan and Security Agreement (the "Loan Agreement") with Eastman Investment, Inc., a Nevada corporation, and Lyle A. Berman, as trustee of the Lyle A. Berman Revocable Trust (collectively, the "Lenders"). Mr. Berman is a director of our company. Under the Loan Agreement, the Lenders made available to us a $5 million revolving line of credit for us to use in the ordinary course of our short-term specialty finance business. Amounts drawn under the Loan Agreement accrue interest at the per annum rate of 8%, and all our obligations under the Loan Agreement are secured by a grant of a collateral security interest in substantially all of our assets.

•

As a Lender, Mr. Berman is obligated to furnish only one-half of the aggregate $5 million available under the Loan Agreement. The Loan Agreement has a five-year term ending on January 3, 2027, at which time all amounts owing under the Loan Agreement will become due and payable; subject, however, to each Lender's right, including Mr. Berman, to terminate the Loan Agreement, solely with respect to such Lender's obligation to provide further credit, at any time after January 3, 2023. In the event that a Lender, including Mr. Berman, terminates its lending obligations, the Loan Agreement requires that we repay such Lender, prior to the five-year maturity date, with the proceeds derived from specified investments.

•

The Loan Agreement provides for us to pay a quarterly unused commitment fee equal to one-quarter of one percent of the amount of credit available but unused under the Loan Agreement, and requires us to pay such fee in the form of shares of our common stock based on our net asset value per share on the last day of the applicable fiscal quarter. The Loan Agreement grants the Lenders piggyback registration rights subject to customary terms, conditions and exceptions.

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OTHER MATTERS

Section 16(A) Beneficial Ownership Reporting Compliance

Rules adopted by the SEC under Section 16(a) of the Securities Exchange Act of 1934, or the “Exchange Act,” require our officers and directors, and persons who own more than 10% of the issued and outstanding shares of our equity securities, to file reports of their ownership, and changes in ownership, of such securities with the SEC on Forms 3, 4 or 5, as appropriate. Such persons are required by the regulations of the SEC to furnish us with copies of all forms they file pursuant to Section 16(a).

Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to us during our most recent fiscal year, and any written representations provided to us, we believe that all of the officers, directors, and owners of more than 10% of the outstanding shares of our common stock complied with Section 16(a) of the Exchange Act for the year ended December 31, 2021, except as follows:  Messrs. Geraci and Lizst each reported a transaction on May 20, 2022 that occurred on April 11, 2022; and Messrs. Polinsky, Berman and Zipkin each reported a transaction on May 19, 2022 that occurred on April 11, 2022.  Mr. Polinsky reported a transaction on August 22, 2022 that occurred on August 18, 2022.

Shareholder Proposals and Director Nominations for 2023 Annual Meeting

Under SEC rules, a shareholder wishing wishes to present a proposal for inclusion in our proxy statement for our 2023 annual meeting must submit the proposal in writing to us, to the attention of our Corporate Secretary, at 1907 Wayzata Boulevard, Suite 205, Wayzata MN 55391, a reasonable amount of time prior to us printing and sending the related proxy materials. SEC rules set standards for the types of shareholder proposals and the information that must be provided by the shareholder making the proposal or nomination.

We have not set a date for our 2023 annual meeting at this time. Nevertheless, we shall inform our shareholders, in our Annual Report on Form 10-K or our earliest quarterly report on Form 10-Q, of the anticipated date of that meeting so as to facilitate the submission of shareholder proposals or director nominations in a manner consistent with SEC rules.

The chair of the 2023 annual meeting of shareholders may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting. In addition, the proxy solicited by the Board for the 2023 annual meeting will confer discretionary voting authority with respect to (i) any proposal presented by a shareholder at that meeting for which we have not been provided with timely notice and (ii) any proposal made in accordance with our bylaws, if the annual meeting proxy statement briefly describes the matter and how management’s proxy holders intend to vote on it, and if the shareholder does not comply with the requirements of Rule 14a-4(c)(2) promulgated under the Exchange Act.

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Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

A number of banks and brokers with account holders who are our shareholders may be householding our proxy materials. A single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your bank or broker, direct your written request to Mill City Ventures III, Ltd.., 1907 Wayzata Boulevard, Suite 205, Wayzata MN 55301, Attention:  Investor Relations, or contact us by telephone at (952) 479-1921. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their bank or broker.

Other Matters

We will also consider any other business that properly comes before the meeting, or any adjournment or postponement thereof. As of the record date, we are not aware of any other matters to be submitted for consideration at the meeting. If any other matters are properly brought before the meeting, the persons named on the enclosed proxy card will vote the shares they represent using their best judgment.

Information on our website, other than our Proxy Statement, Notice of Special Meeting and form of proxy, is not part of the proxy soliciting materials and is not incorporated herein by reference.

By Order of the Board of Directors:

/s/ Douglas M. Polinsky
Chief Executive Officer

Wayzata, MN
December 16, 2022

An additional copy of this Proxy Statement is available without charge upon written request to: Corporate Secretary, Mill City Ventures III, Ltd., 1907 Wayzata Boulevard, Suite 205, Wayzata, MN 55391.

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APPENDIX A

MILL CITY VENTURES III, LTD.

2022 STOCK INCENTIVE PLAN

1. Purpose of Plan

The purpose of this 2022 Stock Incentive Plan (the “Plan”) is to advance the interests of Mill City Ventures III, Ltd. (“Company”) and its shareholders by enabling the Company and its Subsidiaries to attract and retain qualified individuals through opportunities for equity participation in the Company, and to reward those individuals who contribute to the Company’s achievement of its economic objectives.

2. Definitions

The following terms will have the meanings set forth below, unless the context clearly requires otherwise:

2.1. “Board” means the Company’s Board of Directors.

2.2. “Broker Exercise Notice” means a written notice pursuant to which a Participant, upon exercise of an Option, irrevocably instructs a broker or dealer to sell a sufficient number of shares or loan a sufficient amount of money to pay all or a portion of the exercise price of the Option and/or any related withholding tax obligations and remit such sums to the Company and directs the Company to deliver stock certificates to be issued upon such exercise directly to such broker or dealer or their nominee.

2.3. “Cause” means (i) dishonesty, fraud, misrepresentation, embezzlement or deliberate injury or attempted injury, in each case related to the Company or any Subsidiary, (ii) any unlawful or criminal activity of a serious nature, (iii) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the Participant’s overall duties, (iv) any material breach of any confidentiality or noncompete agreement entered into with the Company or any Subsidiary, or (v) with respect to a particular Participant, any other act or omission that constitutes “cause” as may be defined in any employment, consulting or similar agreement between such Participant and the Company or any Subsidiary.

2.4. “Change in Control” means an event described in Section 11.1 of the Plan.

2.5. “Code” means the Internal Revenue Code of 1986, as amended, including any succeeding laws in replacement thereof.

2.6. “Committee” means the Compensation Committee of the Board or its delegates who are administering the Plan, as provided in Section 3 below.

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2.7. “Common Stock” means the common stock of the Company, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4.3 of the Plan.

2.8. “Disability” means any medically determinable physical or mental impairment resulting in the service provider’s inability to perform the duties of his or her position or any substantially similar position, where such impairment can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

2.9. “Effective Date” means November 23, 2022, but no Incentive Award under this plan shall be exercised or exercisable unless and until the Plan shall have been approved by the shareholders of the Company, which approval shall be within 12 months after the Effective Date, and in accordance with the requirements of Nasdaq Stock Market Rule 5635(c).

2.10. “Eligible Recipients” means all employees, officers and directors of the Company or any Subsidiary, and any person who has a contractual, business or professional relationship with the Company or any Subsidiary.

2.11. “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.12. “Fair Market Value” means, with respect to the Common Stock, as of any date: (i) the mean between the reported high and low sale prices of the Common Stock at the end of the regular trading session if the Common Stock is listed, admitted to unlisted trading privileges, or reported on any national securities exchange or on the NASDAQ Stock Market on such date (or, if no shares were traded on such day, as of the next preceding day on which there was such a trade); or (ii) if the Common Stock is not so listed, admitted to unlisted trading privileges, or reported on any national exchange or on the NASDAQ Stock Market, the closing bid price as of such date at the end of the regular trading session, as reported by the OTC Bulletin Board, The OTC Market or other comparable service; or (iii) if the Common Stock is not so listed or reported, such price as the Committee determines in good faith in the exercise of its reasonable discretion.

2.13. “Incentive Award” means an Option, Restricted Stock Award, Restricted Stock Unit or Performance Award granted to an Eligible Recipient pursuant to the Plan.

2.14. “Incentive Stock Option” means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that qualifies as an “incentive stock option” within the meaning of Section 422 of the Code.

2.15. “Non-Statutory Stock Option” means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that does not qualify as an Incentive Stock Option.

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2.16. “Option” means an Incentive Stock Option or a Non-Statutory Stock Option.

2.17. “Participant” means an Eligible Recipient who receives one or more Incentive Awards under the Plan.

2.18. “Performance Awards” means an award of Common Stock or cash granted to an Eligible Recipient pursuant to Section 8 of the Plan and with respect to which shares of Common Stock or cash will be transferred to the Eligible Recipient in accordance with the provisions of such Section 8 and any agreement evidencing a Performance Award.

2.19. “Performance Criteria” means the performance criteria that may be used by the Committee in granting Restricted Stock Awards or Performance Awards contingent upon achievement of such performance goals as the Committee may determine in its sole discretion. The Committee may select one criterion or multiple criteria for measuring performance, and the measurement may be based upon Company, Subsidiary or business unit performance, or the individual performance of the Eligible Recipient, either absolute or by relative comparison to other companies, other Eligible Recipients or any other external measure of the selected criteria.

2.20. “Performance Period” means, in respect of a Performance Award, a period of time established by the Committee within which the Performance Criteria relating to such Performance Award are to be achieved.

2.21. “Previously Acquired Shares” means shares of Common Stock that are already owned by the Participant or, with respect to any Incentive Award, that are to be issued upon the grant, exercise or vesting of such Incentive Award.

2.22. “Restricted Stock Award” means an award of Common Stock granted to an Eligible Recipient pursuant to Section 7 of the Plan that is subject to the restrictions on transferability and the risk of forfeiture imposed by the provisions of such Section 7.

2.23. “Restricted Stock Unit” means an award granted to an Eligible Recipient pursuant to Section 7 of the Plan that represents a contractual obligation on the part of the Company to transfer shares of Common Stock to the Eligible Participant upon the satisfaction of specified Performance Criteria and/or the completion of a specified period of employment with the Company and its Subsidiaries.

2.24. “Retirement” means normal or approved early termination of employment or service.

2.25. “Securities Act” means the Securities Act of 1933, as amended.

2.26. “Subsidiary” means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant equity interest, as determined by the Committee.

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3. Plan Administration

3.1. The Committee. The Plan will be administered by the Committee. So long as the Company has a class of its equity securities registered under Section 12 of the Exchange Act, the Committee administering the Plan will consist of the Compensation Committee of the Board or its delegate, which will consist solely of two or more members of the Board who are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and who are considered “outside directors.” Such a committee, if established, will act by majority approval of the members, and a majority of the members of such a committee will constitute a quorum. To the extent consistent with applicable corporate law of the Company’s jurisdiction of incorporation, the Committee may delegate to any officers of the Company the duties, power and authority of the Committee under the Plan pursuant to such conditions or limitations as the Committee may establish; provided, however, that only the Committee may exercise such duties, power and authority with respect to Eligible Recipients who are subject to Section 16 of the Exchange Act. The Committee may exercise its duties, power and authority under the Plan in its sole and absolute discretion without the consent of any Participant or other party, unless the Plan specifically provides otherwise. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Plan will be conclusive and binding for all purposes and on all persons, and no member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Incentive Award granted under the Plan.

3.2. Authority of the Committee.

(a) In accordance with and subject to the provisions of the Plan, the Committee will have the authority to determine all provisions of Incentive Awards as the Committee may deem necessary or desirable and as consistent with the terms of the Plan, including, without limitation, the following: (i) the Eligible Recipients to be selected as Participants; (ii) the nature and extent of the Incentive Awards to be made to each Participant (including the number of shares of Common Stock to be subject to each Incentive Award, any exercise price, the manner in which Incentive Awards will vest or become exercisable and whether Incentive Awards will be granted in tandem with other Incentive Awards) and the form of written agreement, if any, evidencing such Incentive Award; (iii) any Performance Criteria applicable to any Incentive Awards; (iv) the time or times when Incentive Awards will be granted and, where applicable, settled; (v) the duration of each Incentive Award; (vi) the restrictions and other conditions to which the payment or vesting of Incentive Awards may be subject. In addition, the Committee will have the authority under the Plan in its sole discretion to pay the economic value of any Incentive Award in the form of cash, Common Stock or any combination of both.

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(b) The Committee will have the authority under the Plan to amend or modify the terms of any outstanding Incentive Award in any manner, including, without limitation, the authority to modify the number of shares or other terms and conditions of an Incentive Award, extend the term of an Incentive Award, accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an Incentive Award other than an Incentive Award intended to qualify as “performance-based” compensation, accept the surrender of any outstanding Incentive Award, effect any repricing of previously granted “underwater” options or, to the extent not previously exercised or vested, authorize the grant of new Incentive Awards in substitution for surrendered Incentive Awards; provided, however that the amended or modified terms are permitted by the Plan as then in effect and that any Participant adversely affected by such amended or modified terms has consented to such amendment or modification. Notwithstanding the foregoing, no Incentive Award that is subject to the requirements and restrictions of Section 409A of the Code may be amended in a manner that would violate Section 409A of the Code.

(c) In the event of (i) any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend or divestiture (including a spin-off) or any other change in corporate structure or shares; (ii) any purchase, acquisition, sale, disposition or write-down of a significant amount of assets or a significant business; (iii) any change in accounting principles or practices, tax laws or other such laws or provisions affecting reported results; or (iv) any other similar change, in each case with respect to the Company or any other entity whose performance is relevant to the grant or vesting of an Incentive Award, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) may, without the consent of any affected Participant, amend or modify the vesting criteria (including Performance Criteria) of any outstanding Incentive Award that is based in whole or in part on the financial performance of the Company (or any Subsidiary or division or other subunit thereof) or such other entity so as equitably to reflect such event, with the desired result that the criteria for evaluating such financial performance of the Company or such other entity will be substantially the same (in the sole discretion of the Committee or the board of directors of the surviving corporation) following such event as prior to such event; provided, however, that the amended or modified terms are permitted by the Plan as then in effect.

4. Shares Available for Issuance

4.1. Maximum Number of Shares Available; Certain Restrictions on Awards. Subject to adjustment as provided in Section 4.3, the maximum number of shares of Common Stock that will be available for issuance under the Plan will be 900,000, and the maximum number of shares of Common Stock that will be available for issuance in connection with Incentive Stock Options is 900,000.

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4.2. Accounting for Incentive Awards. Shares of Common Stock that are issued under the Plan or that are subject to outstanding Incentive Awards will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan; provided, however, that shares subject to an Incentive Award that lapses, expires, is forfeited (including issued shares forfeited under a Restricted Stock Award) or for any reason is terminated unexercised or unvested or is settled or paid in cash or any form other than shares of Common Stock will automatically again become available for issuance under the Plan. To the extent that the exercise price of any Option or associated tax withholding obligations are paid by tender or attestation as to ownership of Previously Acquired Shares, or to the extent that such tax withholding obligations are satisfied by withholding of shares otherwise issuable upon exercise of the Option, only the number of shares of Common Stock issued net of the number of shares tendered, attested to or withheld will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan.

4.3. Adjustments to Shares and Incentive Awards. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares or any other change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment (which determination will be conclusive) as to the number and kind of securities or other property (including cash) available for issuance or payment under the Plan and, in order to prevent dilution or enlargement of the rights of Participants, the number and kind of securities or other property (including cash) subject to outstanding Incentive Awards and the exercise price of outstanding Options.

5. Participation

Participants in the Plan will be those Eligible Recipients who, in the judgment of the Committee, have contributed, are contributing or are expected to contribute to the achievement of economic objectives of the Company or its Subsidiaries. Eligible Recipients may be granted from time to time one or more Incentive Awards, singly or in combination or in tandem with other Incentive Awards, as may be determined by the Committee in its sole discretion. Incentive Awards will be deemed to be granted as of the date specified in the grant resolution of the Committee, which date will be the date of any related agreement with the Participant.

6. Options

6.1. Grant. An Eligible Recipient may be granted one or more Options under the Plan, and such Options will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Stock Option. To the extent that any Incentive Stock Option granted under the Plan ceases for any reason to qualify as an “incentive stock option” for purposes of Section 422 of the Code, such Incentive Stock Option will continue to be outstanding for purposes of the Plan but will thereafter be deemed to be a Non-Statutory Stock Option.

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6.2. Exercise Price. The per share price to be paid by a Participant upon exercise of an Option will be determined by the Committee in its discretion at the time of the Option grant; provided, however, that such price will not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant with respect to any Incentive Stock Option (110% of the Fair Market Value with respect to an Incentive Stock Option if, at the time such Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).

6.3. Exercisability and Duration. An Option will become exercisable at such times and in such installments and upon such terms and conditions as may be determined by the Committee in its sole discretion at the time of grant (including without limitation (i) the achievement of one or more of the Performance Criteria and/or (ii) that the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period); provided, however, that if the Committee does not specify the expiration date of the Option, the expiration date shall be 10 years from the date on which the Option was granted. In no case may an Option be exercisable after 10 years from its date of grant (or five years from its date of grant in the case of an Incentive Stock Option if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).

6.4. Payment of Exercise Price. The total purchase price of the shares to be purchased upon exercise of an Option will be paid entirely in cash (including check, bank draft or money order); provided, however, that the Committee, in its sole discretion and upon terms and conditions established by the Committee, may allow such payments to be made, in whole or in part, by tender of a Broker Exercise Notice, by tender, or attestation as to ownership, of Previously Acquired Shares that have been held for the period of time necessary to avoid a charge to the Company’s earnings for financial reporting purposes and that are otherwise acceptable to the Committee, or by a combination of such methods. For purposes of such payment, Previously Acquired Shares tendered or covered by an attestation will be valued at their Fair Market Value on the exercise date.

6.5. Manner of Exercise. An Option may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained in the Plan and in the agreement evidencing such Option, by delivery in person, by electronic transmission or through the mail of written notice of exercise to the Company pursuant to the instructions set forth in the Incentive Award or, if none, to the Company’s principal office, attention Chief Financial Officer, and by paying in full the total exercise price for the shares of Common Stock to be purchased in accordance with Section 6.4 of the Plan.

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7. Restricted Stock Awards and Restricted Stock Units

7.1. Grant. An Eligible Recipient may be granted one or more Restricted Stock Awards or Restricted Stock Units under the Plan, and such Restricted Stock Awards and Restricted Stock Units will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such Restricted Stock Awards and Restricted Stock Units as it deems appropriate, including, without limitation, (i) the achievement of one or more of the Performance Criteria and/or (ii) that the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period.

7.2. Rights as a Shareholder; Transferability. Except as provided in Sections 7.1, 7.3, 7.4 and 12.3 of the Plan, a Participant will have all voting, dividend, liquidation and other rights with respect to shares of Common Stock issued to the Participant as a Restricted Stock Award or pursuant to a Restricted Stock Unit under this Section 7 upon the Participant becoming the holder of record of such shares as if such Participant were a holder of record of shares of contractually unrestricted Common Stock.

7.3. Dividends and Distributions. Unless the Committee determines otherwise in its sole discretion (either in the agreement evidencing the Restricted Stock Award at the time of grant or at any time after the grant of the Restricted Stock Award), any dividends or distributions paid with respect to shares of Common Stock subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the shares to which such dividends or distributions relate. The Committee will determine in its sole discretion whether any interest will be paid on such dividends or distributions. A Participant to whom Restricted Stock Units have been granted will have no rights to receive any dividends or distributions with respect to the shares of Common Stock underlying the Restricted Stock Units unless and until the Restricted Stock Units are settled and the Participant becomes the holder of record of any shares of Common Stock delivered in settlement of such Restricted Stock Units.

7.4. Enforcement of Restrictions. To enforce the restrictions referred to in this Section 7, the Committee may place a legend on the stock certificates referring to such restrictions and may require the Participant, until the restrictions have lapsed, to keep the stock certificates, together with duly endorsed stock powers, in the custody of the Company or its transfer agent, or to maintain evidence of stock ownership, together with duly endorsed stock powers, in a non-certificated book-entry stock account with the Company’s transfer agent.

8. Performance Awards

8.1. Grant. An Eligible Recipient may be granted one or more Performance Awards under the Plan, and such Performance Awards will be subject to such terms and conditions, if any, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such Performance Awards as it deems appropriate, including, without limitation, (i) the achievement of one or more of the Performance Criteria and/or (ii) that the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period.

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8.2 Performance Periods. The Performance Period with respect to each Performance Award will be such period of time commencing with the date of grant as is determined by the Committee on the date of grant.

8.3 Specification of Performance Criteria. Any grant of Performance Awards will specify Performance Criteria that, if achieved, will result in payment or early payment of the Award, and each grant may specify in respect of such specified Performance Criteria a minimum acceptable level of achievement and shall set forth a formula for determining the amount of the Performance Award that will be earned if performance is at or above the minimum level, but falls short of full achievement of the specified Performance Criteria. The grant of Performance Awards will specify that, before the Performance Awards will be earned and paid, the Compensation Committee of the Board must certify that the Performance Criteria have been satisfied.

8.4. Settlement – Time of Payment.

(a) At the time any Performance Award is granted, the agreement evidencing the Performance Award will specify the time at which the vested portion of the Performance Award will be settled. In no event may the time of payment be changed after the Performance Award is granted.

(b) The agreement may specify that settlement will be made upon vesting or the settlement will occur with respect to all vested Performance Awards as of a specified time.

(c) To the extent the agreement does not provide for the settlement of vested Performance Awards on or before the date that is two and one-half months after the end of the year in which the Performance Award (or the relevant portion thereof) vests, the agreement will provide for payment to occur: (a) upon the Eligible Recipient’s separation from service, death or disability; (b) upon a change in control of the Company; or (c) upon a specified date or pursuant to a specified schedule. In all cases in which payment is to be made in accordance with this Section 8.2(c), the times specified for payment will be interpreted and administered in accordance with the requirements of Section 409A of the Code and any applicable regulations or guidance issued in connection with that Code section.

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8.5. Settlement – Form of Payment. Unless otherwise specified in the agreement evidencing the Performance Award, or some other written agreement between the Company and the Eligible Recipient, vested Performance Awards will be settled in cash or shares of Common Stock.

8.6. Rights as a Shareholder. A Participant holding a Performance Award shall have no rights as a holder of Common Stock unless and until the Performance Award is settled and shares of Common Stock are delivered to the Participant in such settlement.

8.7. Dividends and Distributions. Unless the Committee determines otherwise in its sole discretion (either in the agreement evidencing the Performance Award at the time of grant or at any time after the grant of the Performance Award), the Participant shall not be entitled to receive dividends or distributions with respect to the Shares subject to a Performance Award unless and until the Performance Award is settled and shares of Common Stock are delivered to the Participant in such settlement.

8.8. Unfunded and Unsecured Obligation of the Company. A Performance Award represents an unfunded and unsecured obligation of the Company to make payment to a Participant in accordance with the terms of this Plan or an award agreement. The Participant’s rights with respect to a Performance Award shall be those of an unsecured creditor of the Company.

9. Effect of Termination of Employment or Other Service

9.1. Termination Due to Death or Disability. In the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated by reason of death or Disability:

(a) All outstanding Options then held by the Participant will, to the extent exercisable as of such termination, remain exercisable for a period of six months after such termination (but in no event after the expiration date of any such Option); and

(b) All Restricted Stock Awards then held by the Participant that have not vested as of such termination will be terminated and forfeited; and

(c) All outstanding Performance Awards then held by the Participant that have not vested as of such termination will be terminated and forfeited.

9.2. Termination Due to Retirement. Subject to Section 9.5, in the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated by reason of Retirement:

(a) All outstanding Options then held by the Participant will, to the extent exercisable as of such termination, remain exercisable in full for a period of three months after such termination (but in no event after the expiration date of any such Option). Options not exercisable as of such Retirement will be forfeited and terminate; and

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(b) All Restricted Stock Awards then held by the Participant that have not vested as of such termination will be terminated and forfeited; and

(c) All outstanding Performance Awards then held by the Participant that have not vested as of such termination will be terminated and forfeited.

9.3. Termination for Reasons Other than Death, Disability or Retirement. Subject to Section 9.5, in the event a Participant’s employment or other service is terminated with the Company and all Subsidiaries for any reason other than death, Disability or Retirement, or a Participant is in the employ of a Subsidiary and the Subsidiary ceases to be a Subsidiary of the Company (unless the Participant continues in the employ of the Company or another Subsidiary):

(a) All outstanding Options then held by the Participant will, to the extent exercisable as of such termination, remain exercisable in full for a period of three months after such termination (but in no event after the expiration date of any such Option). Options not exercisable as of such termination will be forfeited and terminate; and

(b) All Restricted Stock Awards then held by the Participant that have not vested as of such termination will be terminated and forfeited; and

(c) All outstanding Performance Awards then held by the Participant that have not vested as of such termination will be terminated and forfeited.

9.4. Modification of Rights Upon Termination. Notwithstanding the other provisions of this Section 9, the Committee may, in its sole discretion (which may be exercised in connection with the grant or after the date of grant, including following such termination), determine that upon a Participant’s termination of employment or other service with the Company and all Subsidiaries, any Options (or any part thereof) then held by such Participant may become or continue to become exercisable and/or remain exercisable following such termination of employment or service, and Restricted Stock Awards and Performance Awards then held by such Participant may vest and/or continue to vest or become free of restrictions and conditions to issuance, as the case may be, following such termination of employment or service, in each case in the manner determined by the Committee.

9.5. Effects of Actions Constituting Cause. Notwithstanding anything in the Plan to the contrary, in the event that a Participant is determined by the Committee, acting in its sole discretion, to have committed any action which would constitute Cause as defined in Section 2.3, irrespective of whether such action or the Committee’s determination occurs before or after termination of such Participant’s employment or service with the Company or any Subsidiary, all rights of the Participant under the Plan and any agreements evidencing an Incentive Award then held by the Participant shall terminate and be forfeited without notice of any kind. The Company may defer the exercise of any Option or the vesting of any Restricted Stock Award or Performance Award for a period of up to 90 days in order for the Committee to make any determination as to the existence of Cause.

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9.6. Determination of Termination of Employment or Other Service. Unless the Committee otherwise determines in its sole discretion, a Participant’s employment or other service will, for purposes of the Plan, be deemed to have terminated on the date recorded on the personnel or other records of the Company or the Subsidiary for which the Participant provides employment or service, as determined by the Committee in its sole discretion based upon such records.

10. Payment of Withholding Taxes

10.1. General Rules. The Company is entitled to (a) withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, foreign, state and local withholding and employment-related tax requirements attributable to an Incentive Award, including, without limitation, the grant, exercise or vesting of, or payment of dividends with respect to, an Incentive Award or a disqualifying disposition of stock received upon exercise of an Incentive Stock Option, or (b) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Incentive Award.

10.2. Special Rules. The Committee may, in its sole discretion and upon terms and conditions established by the Committee, permit or require a Participant to satisfy, in whole or in part, any withholding or employment-related tax obligation described in Section 10.1 of the Plan by electing to tender, or by attestation as to ownership of, Previously Acquired Shares that have been held for the period of time necessary to avoid a charge to the Company’s earnings for financial reporting purposes and that are otherwise acceptable to the Committee, by delivery of a Broker Exercise Notice or a combination of such methods. For purposes of satisfying a Participant’s withholding or employment-related tax obligation, Previously Acquired Shares tendered or covered by an attestation will be valued at their Fair Market Value.

11. Change in Control

11.1. A “Change in Control” shall be deemed to have occurred if the event set forth in any one of the following paragraphs has occurred:

(a) the sale, lease, exchange or other transfer, directly or indirectly, of substantially all of the assets of the Company, whether in one single transaction or in a series of related transactions, to any Successor;

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(b) the approval by the shareholders of the Company of any plan or proposal for the liquidation or dissolution of the Company;

(c) any Successor (as defined in Section 11.2), other than a Bona Fide Underwriter (as defined in Section 11.2 below), becomes after the effective date of the Plan the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of (i) 25% or more, but not 50% or more, of the combined voting power of the Company’s outstanding securities ordinarily having the right to vote at elections of directors, unless the transaction resulting in such ownership has been approved in advance by the Continuity Directors (as defined in Section 11.2 below), or (ii) more than 50% of the combined voting power of the Company’s outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Continuity Directors);

(d) a merger or consolidation to which the Company is a party if the shareholders of the Company immediately prior to effective date of such merger or consolidation have “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act), immediately following the effective date of such merger or consolidation, of securities of the surviving corporation representing (i) 50% or more, but not more than 80%, of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors, unless such merger or consolidation has been approved in advance by the Continuity Directors, or (ii) less than 50% of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Continuity Directors); or

(e) the Continuity Directors cease for any reason to constitute at least 50% or more of the Board.

11.2. Change in Control Definitions. For purposes of this Section 11:

(a) “Continuity Directors” of the Company will mean any individuals who are members of the Board on the effective date of the Plan and any individual who subsequently becomes a member of the Board whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the Continuity Directors (either by specific vote or by approval of the Company’s proxy statement in which such individual is named as a nominee for director without objection to such nomination).

(b) “Bona Fide Underwriter” means an entity engaged in business as an underwriter of securities that acquires securities of the Company through such entity’s participation in good faith in a firm commitment underwriting until the expiration of 40 days after the date of such acquisition.

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(c) “Successor” means any individual, corporation, partnership, group, association or other “person,” as such term is used in Section 13(d) or Section 14(d) of the Exchange Act, other than the Company, any “affiliate” (as defined below) or any benefit plan(s) sponsored by the Company or any affiliate that succeeds to, or has the practical ability to control (either immediately or solely with the passage of time), the Company’s business directly, by merger, consolidation or other form of business combination, or indirectly, by purchase of the Company’s outstanding securities ordinarily having the right to vote at the election of directors or all or substantially all of its assets or otherwise. For this purpose, an “affiliate” is (i) any corporation at least a majority of whose outstanding securities ordinarily having the right to vote at elections of directors is owned directly or indirectly by the Company; (ii) any other form of business entity in which the Company, by virtue of a direct or indirect ownership interest, has the right to elect a majority of the members of such entity’s governing body or (iii) any entity that at the time of the approval of this Plan owns in excess of 10% of the Company’s common stock and its affiliates.

11.3. Acceleration of Vesting. Without limiting the authority of the Committee under Sections 3.2 and 4.3, if a Change in Control of the Company occurs, then, if approved by the Committee in its sole discretion either in an agreement evidencing an Incentive Award at the time of grant or at any time after the grant of an Incentive Award: (a) outstanding Options that may become immediately exercisable in full and will remain exercisable in accordance with their terms; and (b) outstanding Restricted Stock Awards and Restricted Stock Units may become immediately fully vested and non-forfeitable; and (c) any conditions to the issuance of cash or shares of Common Stock pursuant to Performance Awards may lapse.

11.4. Cash Payment. If a Change in Control of the Company occurs, then the Committee, if approved by the Committee in its sole discretion either in an agreement evidencing an Incentive Award at the time of grant or at any time after the grant of an Incentive Award, and without the consent of any Participant affected thereby, may determine that:

(a) Some or all Participants holding outstanding Options will receive, with respect to some or all of the shares of Common Stock subject to such Options (“Option Shares”), either (i) as of the effective date of any such Change in Control, cash in an amount equal to the excess of the Fair Market Value of such Option Shares on the last business day prior to the effective date of such Change in Control over the exercise price per share of such Option Shares, (ii) immediately prior to such Change of Control, a number of shares of Common Stock having an aggregate Fair Market Value equal to the excess of the Fair Market Value of the Option Shares as of the last business day prior to the effective date of such Change in Control over the exercise price per share of such Option Shares; or (iii) any combination of cash or shares of Common Stock with the amount of each component to be determined by the Committee not inconsistent with the foregoing clauses (i) and (ii), as proportionally adjusted; and

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(b) any Options which, as of the effective date of any such Change in Control, are “underwater” (as defined in Section 3.2(d)) shall terminate as of the effective date of any such Change in Control; and

(c) some or all Participants holding Performance Awards will receive, with respect to some or all of the shares of Common Stock subject to such Performance Awards that remain subject to issuance based upon the future achievement of Performance Criteria or other future event as of the effective date of any such Change in Control of the Company, cash in an amount equal the Fair Market Value of such shares immediately prior to the effective date of such Change in Control.

11.5. Limitation on Change in Control Payments. Notwithstanding anything in Section 11.3 or 11.4 to the contrary, if, with respect to a Participant, the acceleration of the exercisability of an Option as provided in Section 11.3 or the payment of cash or shares of Common Stock in exchange for all or part of an Option as provided in Section 11.4 (which acceleration or payment could be deemed a “payment” within the meaning of Section 280G(b)(2) of the Code), together with any other “payments” that such Participant has the right to receive from the Company or any corporation that is a member of an “affiliated group” (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a “parachute payment” (as defined in Section 280G(b)(2) of the Code), then the “payments” to such Participant pursuant to Section 11.3 or 11.4 will be reduced to the largest amount as will result in no portion of such “payments” being subject to the excise tax imposed by Section 4999 of the Code; provided, however, that if a Participant is subject to a separate agreement with the Company or a Subsidiary which specifically provides that payments attributable to one or more forms of employee stock incentives or to payments made in lieu of employee stock incentives will not reduce any other payments under such agreement, even if it would constitute an excess parachute payment, or provides that the Participant will have the discretion to determine which payments will be reduced in order to avoid an excess parachute payment, then the limitations of this Section 11.4 will, to that extent, not apply.

12. Rights of Eligible Recipients and Participants; Transferability

12.1. Employment or Service. Nothing in the Plan will interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any Eligible Recipient or Participant at any time, nor confer upon any Eligible Recipient or Participant any right to continue in the employ or service of the Company or any Subsidiary.

12.2. Rights as a Shareholder. As a holder of Incentive Awards (other than Restricted Stock Awards), a Participant will have no rights as a shareholder unless and until such Incentive Awards are exercised for, or paid in the form of, shares of Common Stock and the Participant becomes the holder of record of such shares. Except as otherwise provided in the Plan, no adjustment will be made for dividends or distributions with respect to such Incentive Awards as to which there is a record date preceding the date the Participant becomes the holder of record of such shares, except as the Committee may determine in its discretion.

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12.3. Restrictions on Transfer.

(a) Except pursuant to a testamentary instrument or the laws of descent and distribution or as otherwise expressly permitted by subsections (b) and (c) below, no right or interest of any Participant in an Incentive Award prior to the exercise (in the case of Options) or vesting (in the case of Restricted Stock Awards) or settlement (in the case of Restricted Stock Units or Performance Awards) of such Incentive Award will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise.

(b) A Participant will be entitled to designate a beneficiary to receive an Incentive Award upon such Participant’s death, and in the event of such Participant’s death, payment of any amounts due under the Plan will be made to, and exercise of any Options (to the extent permitted pursuant to Section 9 of the Plan) may be made by, such beneficiary. If a deceased Participant has failed to designate a beneficiary, or if a beneficiary designated by the Participant fails to survive the Participant, payment of any amounts due under the Plan will be made to, and exercise of any Options (to the extent permitted pursuant to Section 9 of the Plan) may be made by, the Participant’s legal representatives, heirs and legatees. If a deceased Participant has designated a beneficiary and such beneficiary survives the Participant but dies before complete payment of all amounts due under the Plan or exercise of all exercisable Options, then such payments will be made to, and the exercise of such Options may be made by, the legal representatives, heirs and legatees of the beneficiary.

(c) Upon a Participant’s request, the Committee may, in its sole discretion, permit a transfer of all or a portion of a Non-Statutory Stock Option, other than for value (i.e., a gift), to such Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, any person sharing such Participant’s household (other than a tenant or employee), a trust in which any of the foregoing have more than 50% of the beneficial interests, a foundation in which any of the foregoing (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests. Any permitted transferee will remain subject to all the terms and conditions applicable to the Participant prior to the transfer. A permitted transfer may be conditioned upon such requirements as the Committee may, in its sole discretion, determine, including, but not limited to execution and/or delivery of appropriate acknowledgements, opinion of counsel, or other documents by the transferee.

12.4. Non-Exclusivity of the Plan. Nothing contained in the Plan is intended to modify or rescind any previously approved compensation plans or programs of the Company or create any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

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13. Securities Law and Other Restrictions

Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Incentive Awards granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable securities laws of a state or foreign jurisdiction or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other U.S. or foreign regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

14. Plan Amendment, Modification and Termination

The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that Incentive Awards under the Plan will conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no such amendments to the Plan will be effective without approval of the Company’s shareholders if shareholder approval of the amendment is then required pursuant to Section 422 of the Code or the rules of any stock exchange or the NASDAQ Stock Market or similar regulatory body. No termination, suspension or amendment of the Plan may adversely affect any outstanding Incentive Award without the consent of the affected Participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Sections 3.2(c), 4.3 and 11.

15. Effective Date and Duration of the Plan

The Plan is effective as of the Effective Date. The Plan will terminate at midnight on November 22, 2032 and may be terminated prior to such time by Board action. No Incentive Award will be granted after termination of the Plan. Incentive Awards outstanding upon termination of the Plan may continue to be exercised, or become free of restrictions, according to their terms.  If shareholder approval of this Plan shall not have been obtained on or prior to the 12-month anniversary of the Effective Date, or if this Plan is submitted to a vote of shareholders and not approved, then this Plan and all Incentive Awards granted hereunder shall thereupon be null and void without any further action required on the part of the Committee or the Company.

16. General Provisions

16.1. Governing Law. Except to the extent expressly provided herein or in connection with other matters of corporate governance and authority (all of which shall be governed by the laws of the Company’s jurisdiction of incorporation), the validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of Minnesota notwithstanding the conflicts-of-laws principles of any jurisdictions.

16.2. Successors and Assigns. The Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the Participants.

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* SPECIMEN PROXY CARD *

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Go to www.pacificstocktransfer.com/proxy and logon using the control number below

[CONTROL #]

[VOTE BY MAIL]
Mark, sign and date your proxy car and return it in the envelope we have provided.

[VOTE IN PERSON]
If you would like to vote in person, please attend the special meeting to be held on January 6, 2023 at 8:00 am local time

Please vote, sign, date and return promptly in the enclosed envelope

Special Meeting Proxy Card – Mill City Ventures III, Ltd.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1.

1. To approve the Company’s 2022 Stock Incentive Plan

☐	VOTE FOR
☐	VOTE AGAINST
☐	ABSTAIN

1. To transact such other business that may properly come before the special meeting

☐	VOTE FOR
☐	VOTE AGAINST
☐	ABSTAIN

Date	Signature	Signature, if jointly held

Note:  This proxy card must be signed exactly as the name appears hereon.  When shares are held jointly, each holder should sign.  When signing as an executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by an authorized person.

SPECIMEN

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Special Meeting of Shareholders

January 6, 2023

Important Notice Regarding the Availability of Proxy Materials

for the Special Meeting of Shareholders

To Be Held on January 6, 2023

The Proxy Statement for the Special Meeting is available at http://millcityventures3.com/investors

MILL CITY VENTURES III, LTD.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints Douglas M. Polinsky and Joseph A. Geraci, II, with full power of substitution, as proxy to represent and vote all shares of Common Stock of Mill City Ventures III, Ltd. (the “Company”), which the undersigned will be entitled to vote if personally present at the Special Meeting of the Shareholders of the Company to be held on January 6, 2023, at 8:00 a.m. local time at 1907 Wayzata Boulevard, Suite 205, Wayzata MN 55391. Each share of Common Stock is entitled to one vote. THE PROXIES ARE FURTHER AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

This proxy, when properly executed, will be voted as directed. If no direction is made, the proxy shall be voted FOR the approval of the Company’s 2022 Stock Incentive Plan, and, in the case of other matters that legally come before the meeting, as said proxies may deem advisable.

Please check here if you plan to attend the special meeting of shareholders on January 6, 2023, at 8:00 a.m. (local time).  ☐

(Continued and to be signed on Reverse Sides]

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